UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 7, 2009
(Date of earliest event reported)

VISTA INTERNATIONAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27783	84-1572525
(State or Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

88 Inverness Circle East, N-103, Englewood, Colorado 80112
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 690-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Vista International Technologies, Inc.’s interim financial statements contained in its Quarterly Report on Form 10-Q for the period ended June 30, 2009, filed on August 14, 2009, have been reviewed by the company’s independent accountants, and may be relied upon as such.  This Current Report updates the Current Report on Form 8-K filed by the company with the Securities and Exchange Commission on October 28, 2009, which disclosed that the interim financial statements contained in Vista’s Quarterly Report on Form 10-Q for the period ended June 30, 2009 were not reviewed by the company’s independent accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 7, 2009

VISTA INTERNATIONAL TECHNOLOGIES, INC.

By:	/s/ Thomas P. Pfisterer
Thomas P. Pfisterer, Interim Chief Executive Officer

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